Exhibit 99.1

Corporate Development Supply Chain Sales Finance Legal Operations Human Resources Dv Sc Sa Fi Le Op Hr CF Industries Holdings, Inc. NYSE: CF Credit Suisse Chemical and Ag Science Conference 17 September 2008

2 For CF Industries Today . . . Dave Pruett Senior Vice President, Operations

3 Safe Harbor Statement Certain statements contained in this presentation may constitute "forward-looking statements" within the meaning of federal securities laws. All statements in this presentation, other than those relating to historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. These risks and uncertainties include: the relatively expensive and volatile cost of North American natural gas; the cyclical nature of our business; changes in global fertilizer supply and demand and its impact on markets and selling prices; the nature of our products as global commodities; intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; weather conditions; our inability to accurately predict seasonal demand for our products; the concentration of our sales with certain large customers; the impact of changing market conditions on our forward pricing program; the reliance of our operations on a limited number of key facilities; the significant risks and hazards against which we may not be fully insured; reliance on third party transportation providers; unanticipated adverse consequences related to the expansion of our business; our inability to expand our business, including the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our inability to obtain or maintain required permits and governmental approvals; acts of terrorism; difficulties in securing the supply and delivery of raw materials we use and increases in their costs; losses on our investments in securities; loss of key members of management and professional staff; and the other risks and uncertainties included from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements.

4 Today’s Presentation • A quick overview of CF Industries and its competitive strengths • Our strong Q2 performance • Review of industry fundamentals in volatile financial markets • Our strategic initiatives to grow the company

5 A Quick Overview of CF Industries • A leading North American manufacturer and distributor of nitrogen and phosphate fertilizer • The two largest nitrogen fertilizer complexes in North America • A large, integrated phosphate operation in Central Florida, with excellent reserve position

6 A Quick Overview of CF Industries • Extensive Corn Belt distribution system • Corn Belt* market share in fertilizer year 2006: – 26% nitrogen – 19% phosphate • Nitrogen marketed primarily in North America; typically export 20-25% of phosphate volume • Global growth platform via KEYTRADE acquisition *ND, SD, NE, MN, IA, MO, IL, OH, IN & WI

7 Nitrogen – World Class and Flexible 6.4 Million Tons of Existing Capacity Increasingly Valuable At Time When High Capital Costs Have Limited Nitrogen Supply Response Donaldsonville Medicine Hat

8 Phosphate: ‘Uncharted Waters’ • Integrated phosphate business in Central Florida • Phosphate rock mine and beneficiation plant are industry’s newest • Annual capacity: 2.1 million tons of DAP/MAP We Are 100% Self-Sufficient in Phosphate Rock

9 • Rock reserve position is strong, with 24 years of proven reserves – 15 of them fully permitted at 12/31/07 Phosphate: ‘Uncharted Waters’ We Are 100% Self-Sufficient in Phosphate Rock

10 India DAP Production Cost – Imported Rock ($/Tonne) Source: Fertecon, FMB, Green Markets Skyrocketing Sulfur And Rock Prices Have Pushed Production Costs Up, Especially For Non-integrated Producers Estimated Cost For Non-integrated Producer In India 0 180 360 540 720 900 J07 F M A M J J A S O N D J08 F M A M J J A Sulfur - Vancouver ($/LT) Rock FOB Morocco (/$/tonne) $313 $800 $137 $38 0 200 400 600 800 1000 1200 1400 Aug 06 Aug 07 Aug 08 Upgrading Ammonia Rock Sulfur International Price

11 India DAP Production Cost – Imported Rock ($/Tonne) $195 $800 $137 $38 0 200 400 600 800 1000 1200 1400 Aug 06 Aug 07 TODAY Upgrading Ammonia Rock Sulfur Estimated Cost For Non-integrated Producer In India At $500 sulfur, advantage is $650+

12 Nitrogen Manufacturing Complex • Ammonia Terminal Ammonia Terminal & UAN Terminal UAN Terminal Urea & Phosphate Warehouse Industry Leading Flexibility in Distribution • One of the industry’s largest networks • In-market storage capacity is approximately 1.2 million tons for nitrogen and 200,000 tons for phosphate • Well positioned to serve ‘Ethanol Belt’ Fertilizer Intensity Medicine Hat Nitrogen Complex Ammonia Terminal and UAN Terminal Urea Warehouse Ammonia Terminal UAN Terminal Low High Donaldsonville Medicine Hat

13 CF Industries 2nd Quarter Performance Net Sales Net Earnings $1.16 billion $849 million 0 200 400 600 800 1000 1200 1400 2007 2008 $93.6 million $ 288.6 million 0 50 100 150 200 250 300 350 2007 2008 Record Net Sales & Earnings

14 A ‘Snapshot’ on September 17, 2008 • Financial markets – and fertilizer equities – are volatile • U.S. dollar is strengthening • Seasonal “lull” in fertilizer markets exacerbates uncertainty But Let’s Look At Industry Fundamentals

15 Fundamentals: Fall ‘08 Growth in U.S. Corn Demand Has Accelerated Billion Bushels Source: USDA 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 91 93 95 97 99 01 03 05 07 09 Exports Ethanol Food & Industrial Feed Ethanol remains the big driver behind U.S. corn demand Vast potential for export growth is limited by current domestic needs Growth: 1.6% Growth: 4.2%

16 Fundamentals: Fall ‘08 Demand Growth Is a Global Phenomenon 0 200 400 600 800 1000 1200 90 92 94 96 98 00 02 04 06 08 10 12 14 Source: USDA Rest of World (3.2%) EU (-1.3%) China (2.6%) U.S. (5.1%) Growth: 1.5% Growth: 3.6% MM Metric Tons Coarse Grain Consumption Wild cards: China, world economic growth, energy prices (5-Yr Avg. Annual Growth as of 2007)

17 Fundamentals: Fall ’08 Latest WASDE Suggests Tighter Corn Supplies Ending Stocks Even Tighter! 1,018 1,133 Ending Stocks 12,645 12,745 Total Use 4,100 4,100 Ethanol Util. 13,663 13,878 Total Supply 12,072 12,288 MM Bu Production 152.3 155.0 Bu/Acre Yield 87.0 M 87.0M Planted Acreage September August Corn:

18 Fundamentals: Fall ’08 10-Year Stock/Use Ratio 0 5 10 15 20 25 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007%

19 Fundamentals: Fall ’08 Crop Price ‘Decline’ Overstated Futures Prices Aren’t Farm Prices!

20 Nearby Corn Futures Prices vs. Avg. Farm Prices $2.00 $4.00 $6.00 $8.00 $10.00 1/24/2008 2/21/2008 3/20/2008 4/17/2008 5/15/2008 6/12/2008 7/10/2008 8/7/2008 Futures Monthly Farm Avg. Source: CBOT/USDA 1998 – 2007 Average = $2.37

21 Fundamentals: Fall ’08 Farm Economics Still Very Strong High Crop Prices Still Provide Robust Returns For Farmers Source: USDA, Doane, CF 2008 U. S. Average Farm Returns Corn S Avg. Yield 152.3 Price $5.50 Value of Production $840 Operating Costs $316 Total Costs $537 Return over Variable Cost $525 Return over Total Cost $303 For perspective: 1998 = $ 105 1999 = $ 74 2000 = $ 82 2001 = $ 105 2002 = $ 167 2003 = $ 159 2004 = $ 186 2005 = $ 74 2006 = $ 240 2007 = $ 422

22 Source: Iowa State University – May 6, 2008 Fundamentals: Fall ‘08 Ethanol Isn’t Disappearing And cellulosic crops need nitrogen, too. U.S. Ethanol Biorefinery Locations

23 Fundamentals: Fall ’08 New Capacity Shouldn’t Depress Markets 75% 80% 85% 90% 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 Calendar Years Source: Fertecon, CF % Capacity Nitrogen Phosphate 70% 75% 80% 85% 98 99 00 01 02 03 04 05 06 07 08 09 10 11

24 Fundamentals: Fall ’08 U.S. Prices Still Lag World Markets World/US Price Differentials Year Ago Today Ammonia Black Sea FOB ($/MT) 263 853 Ocean Freight 68 85 Black Sea Dlvd ($/MT) 331 938 Tampa Ref. ($/MT) 297 931 Tampa Less Blk Sea Dlvd ($/mt) -34 -7 Urea Middle East FOB ($/MT) 268 830 Ocean Freight 71 62 Vessel Offload 3 3 ME Del. on Barge ($/MT) 342 895 ME Del. on Barge ($/s ton) 310 812 US Barge Reference ($/s ton) 326 753 ME Del. Barge Less US Barge 15 -59 Source: FMB, Fertecon, Green Markets

25 Fundamentals: Fall ’08 Summary • Underlying grain demand still growing • Corn supply/demand balance tight and getting tighter • Crop prices still strong • Farm economics still very positive • Ethanol is here to stay • New capacity is manageable • U.S. key prices still lag world markets The Fundamentals Are Still Strong

26 Outlook for 2009 Fertilizer Demand • Nitrogen - strong upside possible – Corn acreage could move above 90+ million – Nitrogen application rates on corn could rebound due to strong corn prices – High nitrogen demand on corn could be partially offset by lower demand on other crops/pasture – Fall ’08 Season (ammonia) could be strong • Phosphates – gains could be modest from record base – Could see some price resistance, particularly on acreage other than corn – Export markets have pent-up demand

27 An Optimistic Present. What About The Future?

28 • Acquisition of 50 percent of KEYTRADE, 3 million tonne per year global fertilizer trader • Markets in fertilizer in 65 nations • Acquisition provides established, extensive global platform to pursue growth and diversification • Presence in Perú and rest of Central & South America Specific Strategic Initiatives: Global Platform for Marketing & Sourcing

29 • On November 19, CF Industries won bidding for natural gas pact in Perú • Proposed facility is world-scale nitrogen complex • Markets in region include Perú, Central & South America, and Mexico • Term sheet signed in July. Technology work begun with TECHNIP. Specific Strategic Initiatives: Proposed Nitrogen Complex in Perú

30 Specific Strategic Initiatives: Gasification Project • Gasification/ammonia complex at Donaldsonville Nitrogen Complex – Reduce dependence on North American natural gas by converting substantial portion of complex to low-cost petcoke/coal blend – Increase operational flexibility – Evaluating alternative technologies and configurations

31 Positioned to Win • Worldwide demand for grain has created robust crop pricing and fertilizer demand • After a wet early spring, corn crop is in the ground – could be lower yield than expected • ’08 acreage + yield could equal strong ‘09 • CF Industries is well positioned to capitalize on today’s opportunity

32

APPENDIX

34 Innovative Forward Pricing Program • Locks in assured supply and price for customers – and nitrogen margins – for CF Industries • Prices and margins reflect expectations for market conditions • Our forward prices for phosphate reflect higher sulfur and ammonia costs In Q1’s Rising Natural Gas Cost Environment, We Benefited From The FPP’s Locked-In Natural Gas Costs

35 > 52% N and 41% P sold under FPP in Q1 ‘07 Challenge • Natural gas and nitrogen fertilizer prices are highly volatile Benefits • Margin certainty • Improved production scheduling • Reduced inventory risk • Enhanced liquidity • Integration with customers Solution • Customers purchase product forward • CF locks in margin by fixing natural gas costs • Substantial customer deposit > 70% N and 43% P sold under FPP in Q2 ‘07 > 53% N and 45% P sold under FPP in Q3 ‘07 > 80% N and 39% P sold under FPP in Q4 ‘07 > 75% N and 69% P sold under FPP in Q1 ‘08 Innovative Forward Pricing Program > 72% N and 72% P sold under FPP in Q2 ‘08

36 • Plant City chemical plant has 2.1 million tons of DAP and MAP capacity • De-bottlenecking added approximately 60,000 more tons in ‘08 • Port of Tampa facilities provide access to export markets Phosphate: ‘Uncharted Waters’

37 Value of Corn Belt Focus Source: Green Markets January 2004 - Current Ammonia Price ($/short ton) Corn Belt prices reflect value of market access 200 300 400 500 600 700 800 900 1,000 1,100 1,200 J04 J J05 J J06 J J07 J J08 J Price MW NH3 Gulf of Mexico

38 World Nitrogen Supply/Demand Balance Outlook 0 20 40 60 80 100 120 140 160 180 90 92 94 96 98 00 02 04 06 08 Capacity Production Calendar Years Source: Fertecon, CF MM Tonnes N “From 1998 through 2004 world capacity remained virtually flat”

39 Strong Grain Demand Set Stage for Robust ‘08 World Coarse Grains Production & Consumption 750 800 850 900 950 1000 1050 1100 90 92 94 96 98 00 02 04 06 08 Source: USDA Consumption Production “Demand expected to outpace production for the 7th time in the last 9 years” Marketing Year (MM Metric Tons)

40 Fundamentals: Fall ’08 U.S. Corn Supply/Demand Scenario Still Bullish (Billion Bushels) Ending inventory expected to remain at low levels –production increases will still be needed in 2009. USDA predicts strong yield despite late plantings and flooding in the Midwest Marketing Years Actual Proj. Sept. (Yr. Beg. - Sept. 1) 2006/07 2007/08 2008/09 Planted Area 78.3 93.6 87.0 Harvested Area 70.6 86.5 79.3 Yield 149.1 151.1 152.3 Beginning Stocks 1,967 1,304 1,576 Production 10,535 13,074 12,072 Imports 12 18 15 Total supply 12,514 14,396 13,663 Feed use 5,600 6,050 5,200 Food/Seed/Ind. 3,490 4,345 5,445 Ethanol 2,119 3,000 4,100 Domestic Use 9,085 10,395 10,645 Exports 2,125 2,425 2,000 Total usage 11,210 12,820 12,645 Ending Stocks 1,304 1,576 1,018 Avg. Farm Prices $3.04 $4.20 $5.50

41 Natural Gas Pricing and Transportation Costs Are Changing Market Dynamics 0.0 100.0 200.0 300.0 400.0 500.0 600.0 2006 2007 2008 2009 2010 2011 Calendar Years Source: PIRA, CERA U.S. Cost Ukraine (E. Europe) Russia $ per Tonne Middle East Trinidad Eastern Europe has nearly 12 million tons of export-oriented nitrogen Ammonia Cost Delivered to U.S. Gulf

42 Specific Strategic Initiatives: Uranium Recovery • Uranium recovery opportunity at Plant City Phosphate Complex – Extracted from phosphate fertilizer production – Key is procuring long-term supply contracts with utilities – Economic returns promising

43 East European Nitrogen Capacity and Exports (000/Tonnes) Source: Fertecon, CF Note: Certain columns/rows may not “tie” due to “rounding” Nitrogen Capacity Ammonia Urea UAN AN Total N Lithuania 853 82 9 352 129 572 Bulgaria 929 16 25 0 94 135 Poland 2,446 123 58 200 51 432 Romania 2,276 25 437 200 119 781 Ukraine 4,964 1,394 1,622 56 306 3,378 Russia 10,995 3,034 2,174 288 1,034 6,529 Total 22,463 4,674 4,324 1,096 1,732 11,826 World Totals 147,287 16,182 15,536 1,667 2,878 36,263 % of World 7% 19% 14% 17% 36% 18% World Trade

44 Increased Productivity at Florida Phosphate Operation Natural Gas and Capacity Gains at Medicine Hat MMBtu of Natural Gas Per Ton 30.00 31.00 32.00 33.00 34.00 35.00 36.00 37.00 38.00 39.00 40.00 1980 1981 1982 1983 1984 1985 1986 1986 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 We Are Committed to Continuous Improvement Total Tons P2O5 Produced Per Employee 1,100 1,150 1,200 1,250 1,300 1,350 1,400 1,450 1,500 1,550 1,600 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

45 Steady Efficiency Improvements at Donaldsonville * Representative of complex’s four ammonia plants DONALDSONVILLE AMMONIA NO. 3 PLANT MMBTU/TON * 31.5 32.0 32.5 33.0 33.5 34.0 34.5 35.0 35.5 36.0 1980 1985 1990 1995 2000 2005 2010 YEAR MMBTU/TON Significantly less natural gas per product ton We Are Committed to Continuous Improvement

46 • Insert map of Peru / Camisea Project General Description, page 23 of pdf file. 4